UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 28, 2005

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 2.02:  Results of Operations and Financial Condition
---------------------------------------------------------

On April 28, 2005 TriCo Bancshares announced its quarterly earnings for the period ended March 31, 2005. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01: Exhibits
-------------------

(c)  Exhibits

         99.1  Press release dated April 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  April 29, 2005         By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                   Officer)


INDEX TO EXHIBITS

Exhibit No.                Description
-----------                --------------------------------------------

    99.1                   Press release dated April 28, 2005

PRESS RELEASE                                     Contact:   Thomas J. Reddish
For Immediate Release                             Executive Vice President & CFO
                                                  (530) 898-0300


                 TRICO BANCSHARES ANNOUNCES QUARTERLY EARNINGS

CHICO, Calif. - (April 28, 2005) - TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced quarterly earnings of $5,239,000 for the quarter ended March 31, 2005. This represents a 9.7% increase when compared with earnings of $4,777,000 for the quarter ended March 31, 2004. Diluted earnings per share for the quarter ended March 31, 2005 increased 10.3% to $0.32 from $0.29 for the quarter ended March 31, 2004. Total assets of the Company increased $204,249,000 (14.1%) to $1,655,612,000 at March 31, 2005
versus $1,451,363,000 at March 31, 2004. Total loans of the Company increased $188,368,000 (19.0%) to $1,182,433,000 at March 31, 2005 versus $994,065,000 at
March 31, 2004. Total deposits of the Company increased $158,810,000 (12.8%) to $1,398,749,000 at March 31, 2005 versus $1,239,939,000 at March 31, 2004.

Richard Smith, President and Chief Executive Officer commented, "We are pleased with the performance of our company during the quarter ended March 31, 2005. Loan growth during this most recent quarter was good and consistent with the pattern we have seen during the first quarter of recent years. The credit quality of our loan portfolio remained excellent and continued to improve during this most recent quarter. Deposit growth of nearly thirteen percent from the year-ago quarter end and another quarter of double-digit growth in earnings per share when compared to the year-ago quarter are evidence that our growth strategy has been effective. We will continue to execute our growth strategy throughout the Central Valley of California as evidenced by the February 2005 opening of our full service branch in the Raley's supermarket at 765 South Highway 65 in Lincoln, California."

The improvement in results from the year-ago quarter was due to a $1,609,000 (9.4%) increase in fully tax-equivalent (FTE) net interest income to $18,756,000, and a $513,000 (83.7%) decrease in provision for loan losses to $100,000. These contributing factors were partially offset by a $428,000 (7.4%) decrease in noninterest income to $5,327,000 and a $730,000 (5.1%) increase in noninterest expense to $15,113,000 for the quarter ended March 31, 2005.

The $1,609,000 increase in net interest income (FTE) was due to increased average balances of earning assets (up $182,996,000 or 14.3% to $1,464,028,000) offset by a 23 basis point decrease in net interest margin (FTE) to 5.12% in the quarter ended March 31, 2005 compared to 5.35% in the year-ago quarter. The decrease in net interest margin is mainly due to a 21 basis point decrease in average yield on loans from 6.90% in the quarter ended March 31, 2004 to 6.69% in the quarter ended March 31, 2005. While average loan balances increased $196,246,000 (20.2%) from $970,793,000 in the quarter ended March 31, 2004 to
$1,167,039,000 in the quarter ended March 31, 2005, most of this loan growth occurred in variable rate home equity and first mortgage loans, and short-term fixed rate auto loans. While these categories of loans have favorable yield performance should short-term interest rates continue to rise, new loans originated in these categories over the last twelve months had average yields less than the average yield of the existing loan portfolio.

The $513,000 decrease in provision for loan losses was due to the continued excellent and improving credit quality of the Company's loan portfolio. Net loan charge-offs during the quarter were $62,000. Nonperforming loans, net of government agency guarantees, were $4,072,000 at March 31, 2005 compared to $4,906,000 and $5,265,000 at December 31, 2004 and March 31, 2004, respectively.
The Company's allowance for losses, which consists of the allowance for loan losses and the reserve for unfunded commitments, was $16,195,000 or 1.37% of total loans outstanding and 398% of nonperforming loans.

The $428,000 decrease in noninterest income from the year-ago quarter was mainly due to a $333,000 decrease in gain on sale loans to $292,000, and a $212,000 reduction in the increase in cash value of life insurance to $220,000 in the quarter ended March 31, 2005. The decrease in gain on sale of loans was due to the continued slowdown in the mortgage refinance market, while the reduced increase in cash value of life insurance was due to lower earnings rates on the underlying insurance policies.

The $730,000 increase in noninterest expense in the quarter ended March 31, 2005 was due to a $202,000 increase in salaries and benefits expense to $8,369,000, and a $528,000 increase in other noninterest expense to $6,744,000 from the year-ago quarter. The increase in salaries and benefits expense was mainly due to annual salary increases, and new employees at the Company's recently opened branches in Turlock (April 2004), Woodland (November 2004), and Lincoln (February 2005). Other categories of noninterest expense such as equipment, occupancy, ATM network charges, and other were also up, in part, due to these newly opened branches. Advertising and marketing expense was up $151,000 (79%) to $342,000 in the quarter ended March 31, 2005 compared to the year-ago quarter.

As of March 31, 2005, the Company had repurchased 236,400 shares of its common stock under its stock repurchase plan announced on July 31, 2003 and amended on April 9, 2004, which left 263,600 shares available for repurchase under the plan.

In addition to the historical information contained herein, this press release contains certain forward-looking statements. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan losses, expenses, rates charged on loans and earned on securities investments, rates paid on deposits, competition effects, fee and other noninterest income earned as well as other factors. This entire press release should be read to put such forward-looking statements in context and to gain a more complete understanding of the uncertainties and risks involved in the Company's business.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 30-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 15 in-store branch locations in 22 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 60 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.



                                      TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
                                 (Unaudited. Dollars in thousands, except per share data)

                                                                          Three months ended
                                              -----------------------------------------------------------------------------
                                                 March 31,     December 31,   September 30,     June 30,      March 31,
                                                   2005            2004           2004            2004           2004
                                              -----------------------------------------------------------------------------
Statement of Income Data
      Interest income                                $ 22,636       $ 22,441        $ 21,951       $ 20,628       $ 19,912
      Interest expense                                  4,122          3,768           3,494          3,087          3,014
      Net interest income                              18,514         18,673          18,457         17,541         16,898
      Provision (benefit) for loan losses                 100           (183)          1,166          1,305            613
      Noninterest income:
         Service charges and fees                       4,062          4,266           4,434          4,910          4,081
         Other income                                   1,265          1,470           1,927          2,032          1,672
      Total noninterest income                          5,327          5,736           6,361          6,942          5,755
      Noninterest expense:
         Salaries and benefits                          8,369          8,265           8,319          8,440          8,167
         Intangible amortization                          343            343             343            343            331
         Provision for losses -
          unfunded commitments                            100            483             134             (5)            37
         Other expense                                  6,301          6,724           6,427          6,629          5,848
      Total noninterest expense                        15,113         15,815          15,223         15,407         14,383
      Income before taxes                               8,628          8,777           8,429          7,771          7,657
      Net income                                      $ 5,239        $ 5,355         $ 5,203        $ 4,847        $ 4,777
Share Data(1)
      Basic earnings per share                         $ 0.33         $ 0.34          $ 0.33         $ 0.31         $ 0.31
      Diluted earnings per share                         0.32           0.33            0.32           0.30           0.29
      Book value per common share                        8.87           8.79            8.64           8.20           8.28
      Tangible book value per common share             $ 7.57         $ 7.45          $ 7.33         $ 6.87         $ 6.92
      Shares outstanding                           15,733,517     15,723,317      15,697,817     15,639,897     15,635,522
      Weighted average shares                      15,729,725     15,712,605      15,672,300     15,639,556     15,616,540
      Weighted average diluted shares              16,366,705     16,396,447      16,247,422     16,215,160     16,212,845
Credit Quality
      Non-performing loans, net of
          government agency guarantees                $ 4,072        $ 4,906         $ 4,931        $ 3,886        $ 5,265
      Other real estate owned                               -              -               -            628            924
      Loans charged-off                                   295            579             687            178            188
      Loans recovered                                   $ 233          $ 120            $ 74          $ 110           $ 62
      Allowance for losses to total loans(2)            1.37%          1.37%           1.44%          1.44%          1.44%
      Allowance for losses to NPLs(2)                    398%           296%            329%           400%           272%
      Allowance for losses to NPAs(2)                    398%           296%            329%           344%           231%
Selected Financial Ratios
      Return on average total assets                    1.29%          1.35%           1.34%          1.29%          1.33%
      Return on average equity                         14.83%         15.44%          15.57%         14.97%         14.80%
      Average yield on loans                            6.69%          6.82%           6.87%          6.82%          6.90%
      Average yield on earning assets                   6.25%          6.33%           6.35%          6.18%          6.30%
      Average rate on earning liabilities               1.43%          1.35%           1.25%          1.14%          1.18%
      Net interest margin (fully tax-equivalent)        5.12%          5.28%           5.35%          5.27%          5.35%
      Total risk based capital ratio                    11.9%          11.9%           12.4%          12.4%          11.5%
      Tier 1 Capital ratio                              10.8%          10.7%           11.0%          10.9%          10.3%



      (1) Share and per share data for all periods have been adjusted to reflect the 2-for-1 stock split announced March 11, 2004 payable on April 30, 2004 to shareholders of record on April 9, 2004.

      (2) Allowance for losses includes allowance for loan losses and reserve for unfunded commitments


                                      TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
                                 (Unaudited. Dollars in thousands, except per share data)

                                                                           Three months ended
                                                  -------------------------------------------------------------------------
                                                    March 31,    December 31,  September 30,     June 30,      March 31,
                                                       2005          2004           2004           2004          2004
                                                  -------------------------------------------------------------------------
Balance Sheet Data
      Cash and due from banks                           $ 77,365      $ 70,037       $ 64,318       $ 65,512      $ 55,568
      Fed funds sold                                         181             -              -              -             -
      Securities, available-for-sale                     293,730       286,013        286,067        302,341       307,647
      Federal Home Loan Bank Stock                         6,781         6,781          6,719          6,642         4,830
      Loans
         Commercial loans                                125,354       140,332        151,998        146,262       131,759
         Consumer loans                                  425,437       410,198        384,560        357,901       334,221
         Real estate mortgage loans                      556,059       544,373        527,808        518,696       465,429
         Real estate construction loans                   75,583        78,064         62,057         55,605        62,656
      Total loans, gross                               1,182,433     1,172,967      1,126,423      1,078,464       994,065
      Allowance for loan losses                          (14,563)      (14,525)       (15,167)       (14,614)      (13,377)
      Premises and equipment                              20,599        19,853         20,118         18,996        19,288
      Cash value of life insurance                        40,699        40,479         40,196         39,844        39,412
      Goodwill                                            15,519        15,519         15,519         15,519        15,519
      Intangible assets                                    5,065         5,408          5,070          5,412         5,755
      Other assets                                        27,803        24,974         25,283         27,972        22,656
      Total assets                                     1,655,612     1,627,506      1,574,546      1,546,088     1,451,363
      Deposits
         Noninterest bearing demand deposits             312,738       311,275        298,319        282,292       260,299
         Interest bearing demand deposits                238,787       230,763        224,619        224,552       222,986
         Savings deposits                                484,660       474,414        474,345        476,798       488,915
         Time certificates                               362,564       332,381        294,858        283,710       267,739
      Total deposits                                   1,398,749     1,348,833      1,292,141      1,267,352     1,239,939
      Fed funds purchased & repurchase agreements         20,700        46,400         57,300         66,000        16,300
      Reserve for unfunded commitments                     1,632         1,532          1,049            915           920
      Other liabilities                                   25,483        23,219         19,971         19,397        21,194
      Other borrowings                                    28,176        28,152         27,159         22,866        22,877
      Junior subordinated debt                            41,238        41,238         41,238         41,238        20,619
      Total liabilities                                1,515,978     1,489,374      1,438,858      1,417,768     1,321,849
      Total shareholders' equity                         139,634       138,132        135,688        128,320       129,514
      Accumulated other
         comprehensive income (loss)                      (2,242)         (352)         1,155         (1,984)        2,426
      Average loans                                    1,167,039     1,142,483      1,098,442      1,029,425       970,793
      Average interest earning assets                  1,464,028     1,433,641      1,399,342      1,351,774     1,281,032
      Average total assets                             1,628,827     1,592,464      1,552,743      1,505,261     1,440,953
      Average deposits                                 1,363,064     1,343,273      1,275,599      1,252,472     1,231,704
      Average total equity                             $ 141,264     $ 138,727      $ 133,628      $ 129,481     $ 129,133
